UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 25, 2006

Date of Report (Date of earliest event reported)

PMC-SIERRA, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19084	94-2925073
(Commission File)	(IRS Employer Identification Number)

3975 Freedom Circle

Santa Clara, CA 95054

(Address of Principal Executive Offices) (Zip Code)

(408) 239-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 25, 2006, PMC-Sierra, Inc. (the “Company”) announced that it plans to implement workforce reduction activities. The Company will close its Ottawa, Canada development site and plans to eliminate between 30 and 40 positions primarily from research and development, at a restructuring cost in the range of approximately $5.8 to $7.2 million, which includes a range of $2.3 to $3.2 million in one-time termination benefits and relocation costs, and $3.5 to $4.0 million for consolidation of facilities and adjustments of previously recorded provisions. In July 2006, the Company eliminated approximately 10 positions at its Portland, Oregon development site, resulting in restructuring and other charges of approximately $1.7 million. The Company therefore expects to eliminate a total of between 40 and 50 positions in the third quarter of 2006 at a total cost of approximately $7.5 to $8.9 million. The operating expense savings from these activities is estimated to be approximately $1.5 to $1.7 million in the fourth quarter of 2006 and a normalized quarterly expense savings of approximately $1.8 to $2.2 million in subsequent quarters. The Company expects to complete the restructuring activities by the end of the fourth quarter of 2006.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

All statements included in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words, and include the statement of our current expectations regarding our operating expense savings resulting from the restructuring activities described above. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The Company’s Annual Report on Form 10-K/A, subsequent Quarterly Reports on Form 10-Q/A and 10-Q, recent Current Reports on Form 8-K, and other SEC filings discuss other important risk factors that could contribute to such differences or otherwise affect the Company’s business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made and the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-SIERRA, INC.

/s/ Alan F. Krock
Alan F. Krock
Vice President, Chief Financial Officer and Principal Accounting Officer

Date: August 30, 2006